Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

On Deck Capital, Inc. 1400 Broadway, 25th Floor New York, New York 10018

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by On Deck Capital, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of small business loans in connection with the proposed offering of OnDeck Asset Securitization Trust II LLC, Series 2019-1.

The Company is responsible for the information provided to us, including the information set forth in the Initial Statistical Data File and Subsequent Statistical Data File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 17, 2019, representatives of the Company provided us with a listing with respect to 9,896 small business loans (the “Small Business Loan Listing”). At the Company’s instruction, we randomly selected 10 small business loans with a “status” (as set forth on the Small Business Loan Listing) of “delinquent” (the “Delinquent Sample Loans”).

Further, on October 24, 2019, representatives of the Company provided us with computer-generated small business loan data files and related record layouts containing data, as represented to us by the Company, as of October 15, 2019, with respect to (i) 3,784 small business loans (the “Initial Statistical Data File”) and (ii) 9,896 small business loans, including each of the Delinquent Sample Loans (the “Subsequent Statistical Data File”).

At the Company’s instruction, we (i) selected the 25 small business loans with the highest outstanding principal balance, as set forth on the Initial Statistical Data File (the “Top 25 Sample Loans”) and (ii) randomly selected an additional 75 small business loans (the “75 Random Sample Loans”) from the remaining small business loans set forth on the Initial Statistical Data File. The Delinquent Sample Loans, Top 25 Sample Loans and 75 Random Sample Loans are collectively and hereinafter referred to as the Sample Loans.

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Initial Statistical Data File or Subsequent Statistical Data File (as applicable) and indicated below.

Characteristics

Loan number (for informational purpose only)
Merchant name
Guarantor name
Original principal balance (term loan) or Credit Limit (LOC)
Property state
Number of original scheduled payments
Personal guarantee indicator (yes/no)
Original term to maturity
Payment Frequency
Industry type
Renewal status (new or renewal)*
ACH collection indicator (yes/no)

OnDeck score at origination
Originated via funding advisor program indicator (yes/no)
Original (first) payment date
Loan status
Current principal balance
Last payment amount
Second to last payment amount
Third to last payment amount
Funded date (term loan) or Close Date (LOC)
Annual percentage rate (APR)
Maturity date*

* For Sample Loans with a “product type” (as set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable) of term loan” only.

We compared Characteristics 2. through. 9. to the corresponding information set forth on or derived from the Loan Contract (the “Contract”); Characteristics 10. through. 14. to the “SalesForce System Screen Shots;” and Characteristics 15. through 20. to a query (the “Servicing System Query”), provided to us on October 25, 2019 by the Company, from the Company’s internal loan servicing system (the “Servicing System”).

With respect to Characteristic 21., for Sample Loans with a “product type” (as set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable) of (a) “term loan,” we compared the funded date to the corresponding information set forth on the Servicing System Query and (b) “line of credit,” we compared the close date to the corresponding information set forth on the Sales Force System Screen Shots.

With respect to Characteristic 22., for Sample Loans with a “product type” (as set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable) of (a) “term loan,” we recalculated the annual percentage rate using (i) the number of original scheduled payments, scheduled daily or weekly payment amount (as applicable) and original principal balance (each as set forth on the Contract) and (ii) certain methodologies provided to us by the Company or (b) “line of credit,” we recalculated the annual percentage rate using (i) the number of original scheduled payments (as set forth on the Contract,) scheduled daily or weekly payment amount (as applicable) and current principal balance (each as set forth on the Servicing System Query) and (ii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding annual percentage rate set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable.

With respect to Characteristic 23., we recalculated the maturity date using (i) the original (first) payment date (as set forth on the Servicing System Query), (ii) the number of original scheduled payments (as set forth on the Contract) and (iii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding maturity date set forth on the Initial Statistical Data File or Subsequent Statistical Data File, as applicable.

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 2., for the Sample Loan indicated in Appendix A, we observed a difference with respect to the merchant name as set forth on the Initial Statistical Data

File when compared to the merchant name as set forth on the Contract. For this Sample Loan, we were instructed to perform an additional procedure and compare the merchant name as set forth on the Initial Statistical Data File to the corresponding information as set forth on the SalesForce System Screen Shots; and

•	with respect to our comparison of Characteristic 22., differences of 0.05% or less are deemed to be “in agreement.”

The small business loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Data File and Subsequent Statistical Data File, as applicable, were found to be in agreement with the above mentioned Loan Documents.
******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Initial Statistical Data File and Subsequent Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 31, 2019